SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2007

                First Federal of Northern Michigan Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

          Maryland                       0-31957                  38-0135202
----------------------------      --------------------      --------------------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
of incorporation)                                            Identification No.)




100 S. Second Ave., Alpena, Michigan                                49707
----------------------------------------                      ------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (989) 356-9041


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))

Item 8.01.     Other Events.

     On March 15, 2007, First Federal of Northern Michigan Bancorp, Inc. (the "Company") announced the authorization of a stock repurchase program pursuant to which the Company intends to repurchase up to 5% of its issued and outstanding shares, or up to approximately 151,750 shares.

     A copy of the press release dated March 15, 2007, giving details associated with the stock repurchase program is attached as Exhibit 99 to this report.

Item 9.01.     Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

       Exhibit No.                        Description
       -----------                        -----------

              99                          Press release dated March 15, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             FIRST FEDERAL OF NORTHERN MICHIGAN
                                             BANCORP, INC.


DATE:  March 19, 2007                       By:  /s/ Amy E. Essex
                                                 -------------------------------
                                                 Amy E. Essex
                                                 Chief Financial Officer